Exhibit 10.46

FOURTH AMENDMENT AND LIMITED WAIVER

THIS FOURTH AMENDMENT AND LIMITED WAIVER TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment and Waiver”), dated as of December 8, 2020, by and among EXTREME NETWORKS, INC., a Delaware corporation (the “Borrower”), the Lenders party hereto, and BANK OF MONTREAL (“BMO”), as administrative and collateral agent for the Lenders (in such capacities, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Administrative Agent, BMO Harris Bank, N.A., as an Issuing Lender and Swingline Lender (as such terms are defined in the Credit Agreement referenced below), Silicon Valley Bank, as an Issuing Lender, and the various lenders party thereto (each, a “Lender” and collectively, the “Lenders”) are party to that certain Amended and Restated Credit Agreement, dated as of August 9, 2019, as amended by the First Amendment and Limited Waiver, dated as of April 8, 2020, the Second Amendment, dated as of May 8, 2020, and the Third Amendment, dated as of November 3, 2020 (the “Existing Credit Agreement”; the Existing Credit Agreement, as modified by this Fourth Amendment and Waiver and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has notified the Administrative Agent that it has failed to maintain an aggregate amount of Worldwide Cash of the Borrower and its consolidated Subsidiaries of at least $120,000,000 as of the close of business on the last day of each of the calendar months ended October 31, 2020 and November 30, 2020, and each such failure constitutes a breach of the financial covenant contained in Section 7.1(c) of the Existing Credit Agreement;

WHEREAS, the Borrower has requested that the Agent and the Lenders waive the Specified Breaches (as defined below) and the Specified Events of Default (as defined below);

WHEREAS, on the terms and conditions specified in this Fourth Amendment and Waiver, the Agent and the Lenders party hereto (constituting the Required Lenders) are willing to waive the Specified Breaches and the Specified Events of Default;

WHEREAS, on the terms and conditions specified in this Fourth Amendment and Waiver, the Borrower, the Administrative Agent and the Lenders party hereto (constituting the Required Lenders) agree to amend the Existing Credit Agreement in the manner described in Section 2 below; and

WHEREAS, the parties hereto agree that the execution and delivery of this Fourth Amendment and Waiver by the Borrower shall constitute a notice which satisfies the requirements of Section 6.7(a) of the Credit Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

Section 1.Acknowledgment of Specified Events of Default; Limited Waiver.

(a)The Borrower acknowledges and agrees that it has failed to maintain an aggregate amount of Worldwide Cash of the Borrower and its consolidated Subsidiaries of at least $120,000,000 as of the close of business on the last day of each of the calendar months ended October 31, 2020 and November 30, 2020, and each such failure constitutes a breach of the financial covenant contained in Section 7.1(c) of the Credit Agreement (collectively, the “Specified Breaches”).

(b)Subject to the terms and conditions contained in this Fourth Amendment and Waiver, the Agent and the Lenders party hereto hereby waive the Specified Breaches and the following Events of Default (collectively, the “Specified Events of Default”):

(i)any existing Event of Default arising under Section 8.1(c) of the Existing Credit Agreement resulting from the Specified Breaches;

(ii)any existing Event of Default arising under Section 8.1(c) of the Existing Credit Agreement resulting from the failure to timely deliver any notice required under Section 6.7(a) of the Credit Agreement of the Events of Default described in the foregoing clause (i) and any Defaults arising as a result of the Specified Breaches; and

(iii)solely relating to (x) the Specified Breaches and any Defaults resulting therefrom and (y) the Events of Default described in the foregoing clauses (i) and (ii), any existing Event of Default arising under Section 8.1(b) of the Existing Credit Agreement resulting from any representation, warranty, or other statement made by the Borrower or any of its Subsidiaries that no Default or Event of Default has occurred and is continuing.

Section 2.Amendments to Existing Credit Agreement.

(a)Effective as of the Effective Date, the following new definitions are hereby added in their appropriate alphabetical order to Section 1.1 of the Existing Credit Agreement:

“Liquidity”:  as of any date of determination, the sum of (a) the aggregate amount of Worldwide Cash of the Borrower and its consolidated Subsidiaries plus (b) the Available Revolving Commitments in an aggregate principal amount not to exceed $55,000,000.

(b)Effective as of the Effective Date, Section 6.1(c)(ii)(B) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“an unaudited report showing the aggregate amount of Worldwide Cash (or, for December 2020, January 2021, February 2021, and March 2021, Liquidity rather than Worldwide Cash) of the Borrower and its consolidated Subsidiaries, as of the close of business on the last day of such calendar month”

(c)Effective as of the Effective Date, Section 7.1(c) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Minimum Monthly Cash; Minimum Monthly Liquidity. During the Suspension Period, (i) permit, as of the close of business on the last day of each of April, May, June, July and August 2020, the aggregate amount of Worldwide Cash of the Borrower and its consolidated Subsidiaries on such day, determined on a consolidated basis, to be less than $90,000,000, (ii) permit, as of the close of business on the last day of September 2020, the aggregate amount of Worldwide Cash of the Borrower and its consolidated Subsidiaries on such day, determined on a consolidated basis, to be less than $110,000,000, (iii) permit, as of the close of business on the last day of each of October 2020 and November 2020, the aggregate amount of Worldwide Cash of the Borrower and its consolidated Subsidiaries on each such day, determined on a consolidated basis, to be less than $120,000,000, (iv) permit, as of the close of business on the last day of December 2020, the aggregate amount of Liquidity on such day, determined on a consolidated basis, to be less than $120,000,000 and (v) permit, as of the close of business on the last day of each of January 2021, February 2021 and March 2021, the aggregate amount of Liquidity on each such day, determined on a consolidated basis, to be less than $130,000,000.”

Section 3.Conditions to Effectiveness of this Fourth Amendment and Waiver.  This Fourth Amendment and Waiver shall become effective as of the date (such date, the “Effective Date”) upon which each of the following conditions precedent shall have been satisfied or waived:

(a)Signing of Waiver.  The Administrative Agent shall have received (i) a copy of this Fourth Amendment and Waiver, duly executed and delivered by the Borrower, the Administrative Agent and the Required Lenders and (ii) a copy of the attached Acknowledgement, duly executed and delivered by each Guarantor and grantor of Collateral.

(b)Fees and Expenses.  The Borrower shall have paid to the Administrative Agent, solely to the extent invoiced to the Borrower at least one Business Day prior to the Effective Date, all costs and expenses specified in Section 7(b) below or that are otherwise due and payable to the Administrative Agent and the Lenders on or prior to the Effective Date in accordance with Section 10.5 of the Credit Agreement.

(c)Representations and Warranties. As of the Effective Date, immediately after giving effect to this Fourth Amendment and Waiver, each of the representations and warranties made by each Loan Party and Enterasys in or pursuant to this Fourth Amendment and Waiver and each other Loan Document (i) that is qualified by materiality shall be true and correct, and (ii) that is not qualified by materiality, shall be true and correct in all material respects, in each case, on and as of the Effective Date as if made on and as of such date, except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all respects or all material respects, as required, as of such earlier date.

(d)Absence of Defaults.  As of the Effective Date, immediately after giving effect to this Fourth Amendment and Waiver, no event shall have occurred and be continuing that would constitute a Default or an Event of Default.

Section 4.Representations and Warranties.  To induce the Administrative Agent and the Lenders to enter into this Fourth Amendment and Waiver, the Borrower represents and warrants to the Administrative Agent and each Lender, as to itself, each of its Subsidiaries and each other Loan Party, as applicable, on the Effective Date that:

(a)Each Loan Party and Enterasys has the power and authority, and the legal right, to make, deliver and perform this Fourth Amendment and Waiver and the attached Acknowledgment.

(b)Each Loan Party and Enterasys has taken all necessary organizational action to authorize the execution, delivery and performance of this Fourth Amendment and Waiver and the attached Acknowledgment.

(c)No Governmental Approval or consent or authorization of, filing with, notice to or other act by or in respect of, any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Fourth Amendment and Waiver and the attached Acknowledgment.

(d)Each of this Fourth Amendment and Waiver and the attached Acknowledgment has been duly executed and delivered on behalf of each Loan Party party hereto or Enterasys, as applicable.

(e)Each of this Fourth Amendment and Waiver and the attached Acknowledgment constitutes a legal, valid and binding obligation of each Loan Party party thereto or Enterasys, as applicable, enforceable against each such Loan Party or Enterasys, as applicable, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles and principles of good faith and fair dealing (whether enforcement is sought by proceedings in equity or at law).

(f)As of the Effective Date, immediately after giving effect to this Fourth Amendment and Waiver, each of the representations and warranties made by each Loan Party and Enterasys in or pursuant to each Loan Document (i) that is qualified by materiality is true and correct, and (ii) that is not qualified by materiality, is true and correct in all material respects, in each case, on and as of the Effective Date as if made on and as of such date, except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all respects or all material respects, as required, as of such earlier date.

(g)The aggregate amount of Worldwide Cash of the Borrower and its consolidated Subsidiaries as of the close of business on the last day of the calendar months ended October 31, 2020 and November 30, 2020 is at least $118,600,000 and $105,000,000, respectively.

Section 5.Acknowledgments and Affirmations of the Borrower.  The Borrower hereby expressly acknowledges the terms of this Fourth Amendment and Waiver and confirms and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Fourth Amendment and Waiver, and (ii) its grant of Liens on the Collateral to secure the Obligations pursuant to the Security Documents; provided that, on and after the effectiveness of this Fourth Amendment and Waiver, each reference in each of the Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as modified hereby.  Except as herein otherwise specifically provided in this Fourth Amendment and Waiver, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby.

Section 6. Specific and Limited Nature of the Fourth Amendment and Waiver.  Each of the Loan Parties is hereby notified that irrespective of (i) any waivers previously granted by the Administrative Agent or the Lenders regarding the Credit Agreement and the other Loan Documents, (ii) any previous failures or delays of the Administrative Agent or the Lenders in exercising any right, power or privilege under the Credit Agreement or the other Loan Documents or (iii) any previous failures or delays of the Administrative Agent or the Lenders in the monitoring or in the requiring of compliance by any Loan Party with the duties, obligations, and agreements of any Loan Party in the Credit Agreement and the other Loan Documents, hereafter, each Loan Party will be expected to comply with its duties, obligations and agreements under the Credit Agreement and the other Loan Documents.  Except as expressly provided in Section 1 of this Fourth Amendment and Waiver, nothing contained in this Fourth Amendment and Waiver or any other communication between the Administrative Agent and/or Lenders and the Loan Parties shall be a waiver of any past, present or future violation, Default or Event of Default of the Loan Parties under the Credit Agreement or any other Loan Documents.  Similarly, each of the Administrative Agent and the Lenders hereby expressly reserves any rights, privileges, and remedies under the Credit Agreement and each other Loan Document that the Administrative Agent or the Lenders may have with respect to any violation, Default or Event of Default, and any failure by the Administrative Agent or the Lenders to exercise any right, privilege or remedy as a result of the violation set forth above shall not directly or indirectly in any way whatsoever (A) impair, prejudice or otherwise adversely affect the rights of the Administrative Agent or any Lender, except as set forth herein, at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or any other Loan Documents, (B) amend or alter any provision of the Credit Agreement or any other Loan Documents or any other contract or instrument, or (C) constitute any course of dealing or other basis for altering any obligation of the Loan Parties or any rights, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Documents or any other contract or instrument.  Nothing in this Fourth Amendment and Waiver shall be construed to be a consent by the Administrative Agent or any Lender to any prior, existing or future violations of the Credit Agreement or any other Loan Document or to any other transaction involving the Loan Parties, other than the Specified Breach and Specified Event of Default, subject to the conditions specified in this Fourth Amendment and Waiver.

Section 7.Miscellaneous.

(a)Binding Effect. This Fourth Amendment and Waiver shall be binding upon and inure to the benefit of the parties hereto and to the benefit of their respective successors and assigns permitted by the terms of the Loan Documents. No third party beneficiaries are intended in connection with this Fourth Amendment and Waiver.

(b)Costs and Expenses. The Borrower hereby agrees to pay to the Administrative Agent on demand the reasonable and documented out-of-pocket costs and expenses of the Administrative Agent, and the reasonable and documented out-of-pocket fees and disbursements of counsel to the Administrative Agent, in connection with the negotiation, preparation, execution and delivery of this Fourth Amendment and Waiver and any other documents to be delivered herewith.

(c)Loan Document. This Fourth Amendment and Waiver shall constitute a Loan Document.

(d)Counterparts.  This Fourth Amendment and Waiver may be executed by one or more of the parties to this Fourth Amendment and Waiver on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Fourth Amendment and Waiver by facsimile or other electronic mail transmission shall be effective as delivery of a manually executed counterpart hereof.  The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Fourth Amendment and Waiver and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(e)Entire Agreement.  This Fourth Amendment and Waiver and the other Loan Documents represent the entire agreement of the Borrower, the other Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or therein.

(f)Notices.  All notices under this Fourth Amendment and Waiver shall be given in accordance with Section 10.2 of the Credit Agreement.

(g)Severability.  Any provision of this Fourth Amendment and Waiver that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(h)Governing Law.  This Fourth Amendment and Waiver and any claims, controversy, dispute or causes of actions arising therefrom (whether in contract or tort or otherwise) shall be construed in accordance with and governed by the law of the State of New York.

(i)Jurisdiction; Jury Trial Waiver.  Section 10.14 of the Credit Agreement shall be applicable to this Fourth Amendment and Waiver as if set forth herein.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment and Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

EXTREME NETWORKS, INC.,
as the Borrower

By: /s/ Remi Thomas

Name:Remi Thomas

Title:CFO

[Signature Page to Fourth Amendment and Waiver]

ADMINISTRATIVE AGENT:

BANK OF MONTREAL,
as the Administrative Agent

By: /s/ Michael Kus

Name:Michael Kus

Title:Managing Director

[Signature Page to Fourth Amendment and Waiver]

LENDERS:

BMO HARRIS BANK N.A.,
as an Issuing Lender, the Swingline Lender, and a Lender

By: /s/ Michael Kus

Name:Michael Kus

Title:Managing Director

[Signature Page to Fourth Amendment and Waiver]

SILICON VALLEY BANK,
as an Issuing Lender

By: /s/ Jonathan Wolter

Name:Jonathan Wolter

Title:Director

[Signature Page to Fourth Amendment and Waiver]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Hormuz Kapadia

Name:Hormuz Kapadia

Title:   Authorized Officer

[Signature Page to Fourth Amendment and Waiver]

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Molly Daniello

Name:Molly Daniello

Title:   Director

[Signature Page to Fourth Amendment and Waiver]

MUFG UNION BANK, N.A.,
as a Lender

By: /s/ Matthew Antioco

Name:Matthew Antioco

Title:   Director

[Signature Page to Fourth Amendment and Waiver]

BBVA USA,
as a Lender

By: /s/ Chris Dowler

Name:Chris Dowler

Title:    Senior Vice President

[Signature Page to Fourth Amendment and Waiver]

REGIONS BANK,
as a Lender

By: /s/ Bruce Randolph

Name:Bruce Randolph

Title:   Director

[Signature Page to Fourth Amendment and Waiver]

BANK OF THE WEST,
as a Lender

By: /s/ Scott Bruni

Name:Scott Bruni

Title:   Director

[Signature Page to Fourth Amendment and Waiver]

UMPQUA BANK,
as a Lender

By: /s/ Michael McCutchin

Name:Michael McCutchin

Title:    Senior Vice President

[Signature Page to Fourth Amendment and Waiver]

CITY NATIONAL BANK,
as a Lender

By: /s/ Raed Alfayoumi

Name:Raed Alfayoumi

Title:   Senior Vice President

[Signature Page to Fourth Amendment and Waiver]

HUNTINGTON NATIONAL BANK,
as a Lender

By: /s/ Ryan Benefiel

Name:Ryan Benefiel

Title:   Assistant Vice President

[Signature Page to Fourth Amendment and Waiver]

SIEMENS FINANCIAL SERVICES, INC.,
as a Lender

By: /s/ Maria Levy

Name:Maria Levy

Title:   Vice President

SIEMENS FINANCIAL SERVICES, INC.,
as a Lender

By: /s/ Philip Marrone

Name:Philip Marrone

Title:   Vice President

[Signature Page to Fourth Amendment and Waiver]

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Vinay Menon

Name:Vinay Menon

Title:   Authorized Signatory

[Signature Page to Fourth Amendment and Waiver]

ACKNOWLEDGMENT

as of December 8, 2020

Each of the undersigned hereby expressly acknowledges and agrees to the terms of the Limited Waiver (the “Waiver”) to which this Acknowledgment is attached and confirms and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to the Waiver, (ii) its guarantee, if any, under the Guarantee and Collateral Agreement; and (iii) its grant of Liens on the Collateral to secure the Obligations pursuant to the Security Documents; provided that, on and after the effectiveness of the Waiver, each reference in each of the Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as modified by the Waiver.

Each of the undersigned hereby expressly acknowledges and agrees that except as herein otherwise specifically provided in the Fourth Amendment and Waiver, all provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and be unaffected hereby.

ENTERASYS NETWORKS, INC.,

a Delaware corporation

By: /s/ Katayoun Motiey

Name:Katayoun Motiey

Title:   Director

AEROHIVE NETWORKS, INC.,

a Delaware corporation

By: /s/ Remi Thomas

Name:Remi Thomas

Title:   CFO

EXTREME NETWORKS IRELAND HOLDING LIMITED, an Irish company limited by shares

[Signature Page to Fourth Amendment and Waiver]

By: /s/ Remi Thomas

Name:Remi Thomas

Title:   Director

[Signature Page to Fourth Amendment and Waiver]